Exhibit 99.906CERT

Certification Under Section 906
of the Sarbanes-Oxley Act of 2002
Bilal Rashid, Chief Executive Officer, and Kyle Spina, Chief Financial Officer of OFS Credit Company, Inc. (the “registrant”), each certify to the best of his knowledge that:
1.The registrant’s periodic report on Form N-CSR for the year ended October 31, 2025 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Bilal Rashid	By:	/s/ Kyle Spina
	Bilal Rashid		Kyle Spina
	President and Chief Executive Officer		Chief Financial Officer

Date: December 10, 2025

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.